FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of March 28, 2014, is by and among Wells Fargo Capital Finance, LLC, a Delaware limited liability company, in its capacity as agent pursuant to the Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, "Agent"), the lenders party hereto (individually, each a "Lender" and collectively, "Lenders"), PolyOne Corporation, an Ohio corporation (the "Parent"), GLS International, Inc., an Illinois corporation ("GLS"), NEU Specialty Engineered Materials, LLC, an Ohio limited liability company ("NEU", and together with Parent and GLS, each individually a "US Borrower" and collectively, "US Borrowers"), PolyOne Canada Inc., a federally incorporated Canadian corporation ("PolyOne Canada" or "Canadian Borrower", and, together with US Borrowers, each individually a "Borrower" and collectively, "Borrowers"), PolyOne LLC, a Delaware limited liability company ("PO LLC"), Polymer Diagnostics, Inc., an Ohio corporation ("Polymer"), Conexus, Inc., a Nevada corporation ("Conexus"), M.A. Hanna Asia Holding Company, a Delaware corporation ("Hanna"), The ColorMatrix Corporation, an Ohio corporation ("CMC"), ColorMatrix Holdings, Inc., a Delaware corporation ("CM Holdings"), Chromatics, Inc., a Connecticut corporation ("Chromatics"), ColorMatrix Group, Inc., a Delaware corporation ("CM Group"), ColorMatrix – Brazil, LLC, an Ohio limited liability company ("CM Brazil"), Gayson Silicone Dispersions, Inc., an Ohio corporation ("Gayson"), and Glasforms, Inc., a California corporation ("Glasforms"), PolyOne Designed Structures and Solutions LLC, a Delaware limited liability ("PolyOne DSS"), Polymer Extruded Products, LLC, a New Jersey limited liability company ("Extruded Products"), Franklin-Burlington Plastics, Inc., a Delaware corporation ("Franklin"; and, together with each of PO LLC, Polymer, Conexus, Hanna, CMC, CM Holdings, Chromatics, CM Group, CM Brazil, Gayson, PolyOne DSS and Extruded Products, each individually a "US Guarantor" and collectively, "US Guarantors"), and PolyOne DSS Canada Inc., a federally incorporated Canadian corporation ("DSS Canada, Inc." and "Canadian Guarantor"; and together with the US Guarantors, each individually a "Guarantor" and collectively, "Guarantors").
WHEREAS, Borrowers, Guarantors, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 1, 2013 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement");
WHEREAS, subject to terms and conditions hereof, Agent, the Lenders party hereto, Borrowers and Guarantors desire to amend the Credit Agreement as more fully described below;
NOW, THEREFORE, for and in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. For purposes of this Amendment, all terms used herein and not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement.

2.    Amendments. In reliance upon the representations and warranties of the Loan Parties set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 5 below, the Loan Agreement is hereby amended as follows:
(a)    The definition of the term "Eligible Credit Insurance Accounts" contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
"Eligible Credit Insurance Accounts" means Accounts (other than Eligible Foreign Accounts) that would otherwise be Eligible Accounts (other than for the Account Debtor of such Account not maintaining its chief executive office in the United States or not being organized under the laws of the United States or any State thereof) and are covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Agent; provided, that, the aggregate amount of Accounts constituting Eligible Credit Insurance Accounts for purposes of the calculation of the Borrowing Base at any time will not exceed $20,000,000.
(b)    The definition of the term "Eligible Foreign Accounts" contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
"Eligible Foreign Accounts" means Accounts that would otherwise be Eligible Accounts (other than for the Account Debtor of such Account not maintaining its chief executive office in the United States or not being organized under the laws of the United States or any state thereof) for which the Account Debtor is an Eligible Foreign Account Debtor; provided, that, (a) such Accounts are invoiced from the United States and payable in US Dollars, (b) such Eligible Foreign Account Debtor maintains a rating from S&P of BBB- or better and (c) the aggregate amount of Accounts constituting Eligible Foreign Accounts for purposes of the calculation of the Borrowing Base at any time will not exceed $30,000,000, minus the aggregate amount of Accounts constituting Eligible Whirlpool Foreign Accounts at such time.
(c)    The definition of the term "Eligible Whirlpool Foreign Accounts" contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
"Eligible Whirlpool Foreign Accounts" means Accounts owing by a Whirlpool Foreign Affiliate to a US Loan Party that would otherwise be Eligible Accounts (other than for the Account Debtor of such Account not maintaining its chief executive office in the United States or not being organized under the laws of the United States or any state thereof); provided, that, (a) such Accounts are invoiced from the United States by a US Loan Party and payable in US Dollars, (b) such Accounts are paid to the applicable US Loan Party and promptly deposited by such US Loan Party into a Deposit Account in the United States maintained at Wells Fargo or another Lender, which Deposit Account is subject to a Control Agreement and is subject to the valid, enforcement and first priority perfected security interest of Agent, and (c) the aggregate amount of Accounts constituting Eligible Whirlpool Foreign Accounts for purposes of the calculation of the Borrowing Base at any time will not exceed $15,000,000.

3.    Reaffirmation and Confirmation. Each Loan Party party hereto hereby (i) ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally) and collectible obligations of such Loan Party, (ii) reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant of security interest contained therein, in each case as amended, supplemented or modified prior to or as of the date hereof, and (iii) acknowledges and agrees that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.
4.    Representations and Warranties. In order to induce Agent and Supermajority Lenders to enter into this Amendment, each Loan Party represents and warrants with and to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:
(a)    all representations and warranties contained in the Loan Documents to which such Loan Party is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality of dollar thresholds in the text thereof) on and as of the date of this Amendment (except to the extent any representation or warranty expressly related to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or dollar thresholds in the text thereof) on and as of such earlier date);
(b)    no Default or Event of Default has occurred and is continuing; and
(c)    this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.
5.    Condition to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:
(a)    Agent shall have received a copy of this Amendment executed by Agent, Supermajority Lenders and the Loan Parties; and
(b)    Borrowers shall have paid (or concurrently with the effectiveness of the Amendment shall pay) all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment for which Borrowers have received an invoice prior to the date hereof.

6.    Miscellaneous.
(a)    Expenses. Borrowers agree to pay on demand all reasonable costs and expenses of Agent and the Lenders (including reasonable attorneys' fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.
(b)    Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.
(c)    Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. This Amendment to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including "pdf"), shall be treated in all manner and respects and for all purposes as an original Amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or this Amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense. Receipt by telecopy or electronic mail of any executed signature page to this Amendment shall constitute effective delivery of such signature page.
7.    Release.
(a)    Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower and each other Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set‑off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Borrower or such Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)    Complete Defense. Each Borrower and each other Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    Release Unconditional. Each Borrower and each other Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

U.S. BORROWERS:

POLYONE CORPORATION

/s/ Daniel O'Bryon
Name: Daniel O'Bryon
Title: Vice President, Treasurer

GLS INTERNATIONAL, INC.

/s/ Woodrow W. Ban
Name: Woodrow W. Ban
Title: Secretary

NEU SPECIALTY ENGINEERED MATERIALS, LLC

/s/ Woodrow W. Ban
Name: Woodrow W. Ban
Title: Assistant Secretary

CANADIAN BORROWER:

POLYONE CANADA INC.

/s/ Woodrow W. Ban
Name: Woodrow W. Ban
Title: Secretary

GUARANTORS:

M.A. HANNA ASIA HOLDING COMPANY

/s/ Woodrow W. Ban
Name: Woodrow W. Ban
Title: Assistant Secretary

POLYONE LLC

Signature Page to First Amendment to Amended and Restated Credit Agreement

/s/ Woodrow W. Ban
Name: Woodrow W. Ban
Title: Manager

CONEXUS, INC.
POLYMER DIAGNOSTICS, INC.
COLORMATRIX GROUP, INC.
COLORMATRIX HOLDINGS, INC.
THE COLORMATRIX CORPORATION
CHROMATICS, INC.
GAYSON SILICONE DISPERSIONS, INC.

/s/ Woodrow W. Ban
Name: Woodrow W. Ban
Title: Secretary

COLORMATRIX - BRAZIL, LLC

By	The ColorMatrix Corporation, its sole member

/s Woodrow W. Ban
Name: Woodrow W. Ban
Title: Secretary

GLASFORMS, INC.

/s/ Woodrow W. Ban
Name: Woodrow W. Ban
Title: Assistant Secretary

POLYONE DESIGNED STRUCTURES AND SOLUTIONS LLC

/s/Woodrow W. Ban
Name: Woodrow W. Ban
Title: Secretary

FRANKLIN-BURLINGTON PLASTICS, INC.

/s/ Woodrow W. Ban
Name: Woodrow W. Ban
Title: Secretary

Signature Page to First Amendment to Amended and Restated Credit Agreement

POLYMER EXTRUDED PRODUCTS, LLC

/s/ Woodrow W. Ban
Name: Woodrow W. Ban
Title: Secretary

POLYONE DSS CANADA INC.

/s/ Woodrow W. Ban
Name: Woodrow W. Ban
Title: Secretary

Signature Page to First Amendment to Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, as Agent and a Lender

/s/ Melissa Provost
Name: Melissa Provost
Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

/s/ Trevor Tysick
Name: Trevor Tysick
Title: AVP

Signature Page to First Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Syndication Agent and a Lender

/s/ Charles Fairchild
Name: Charles Fairchild
Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender

/s/ Medina Sales De Andrade
Name: Medina Sales De Andrade
Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Syndication Agent and a Lender

/s/ Christopher Fudge
Name: Christopher Fudge
Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH, as a Lender

/s/ Paul Rodgers
Name: Paul Rodgers
Title: VP & Principal Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement

CITIBANK, N.A., as a Lender

/s/ Matthew Paquin
Name: Matthew Paquin
Title: Vice President and Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

HSBC BANK USA, N.A., as a Lender

/s/ Frank M. Eassa
Name: Frank M. Eassa
Title:Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Documentation Agent and a Lender

/s/ Paul Steiger
Name: Paul Steiger
Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Documentation Agent and a Lender

/s/ Kathleen Garland
Name: Kathleen Garland
Title: Assistant Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

PNC BANK CANADA BRANCH, as a Lender

/s/ Wendy Whitcher
Name: Wendy Whitcher
Title:Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

THE HUNTINGTON BANK, as a Lender

/s/ Elizabeth Murray
Name: Elizabeth Murray
Title: Senior Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

RBS CITIZENS BUSINESS CAPITAL, a division of RBS Citizens, N.A., as a Lender

/s/ James Zamborsky
Name: James Zamborsky
Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement